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                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Post-Effective Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-49645) of Amkor Technology, Inc.

                         /s/ SIANA CARR & O'CONNOR, LLP
                         ------------------------------
                         SIANA CARR & O'CONNOR, LLP

Paoli, Pennsylvania
August 26, 1998